UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2015

BARRACUDA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3175 S. Winchester Blvd.

Campbell, California 95008

(Address of principal executive offices, including zip code)

(408) 342-5400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 14, 2015, Barracuda Networks, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the completion of the Company’s acquisition of Intronis, Inc. (“Intronis”) under Items 2.01 and 9.01 on October 12, 2015. This amendment is being filed to amend and supplement Item 9.01 of the Initial Report to include the historical financial statements of Intronis and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Intronis as of and for the year ended December 31, 2014 and the notes related thereto, and the unaudited financial statements of Intronis as of June 30, 2015 and for the six months ended June 30, 2014 and 2015, and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Intronis as of and for the year ended August 31, 2015 and the six months ended August 31, 2015 and the notes related thereto are furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of RSM US LLP, independent auditors of Intronis, Inc.

99.1	Audited financial statements of Intronis, Inc. as of and for the year ended December 31, 2014, and the notes related thereto, and unaudited financial statements of Intronis, Inc. as of June 30, 2015 and for the six months ended June 30, 2014 and 2015, and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of Barracuda Networks, Inc. and Intronis, Inc. for the year ended February 28, 2015 and as of and for the six months ended August 31, 2015, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRACUDA NETWORKS, INC.

Date: December 23, 2015	By:	/s/ Diane C. Honda
Diane C. Honda Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of RSM US LLP, independent auditors of Intronis, Inc.

99.1	Audited financial statements of Intronis, Inc. as of and for the year ended December 31, 2014, and the notes related thereto, and unaudited financial statements of Intronis, Inc. as of June 30, 2015 and for the six months ended June 30, 2014 and 2015, and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of Barracuda Networks, Inc. and Intronis, Inc. for the year ended February 28, 2015 and as of and for the six months ended August 31, 2015, and the notes related thereto.